Exhibit 99.1
Telos Corporation Announces Third Quarter Results: Exceeds Guidance on All Metrics, Significantly Expands Gross Margin, Returns to Positive Cash Flow From Operations, and Raises Full-Year Outlook
•Reports Third Quarter Results Above High End of Guidance Range on All Metrics
•Delivered $36.2 Million of Revenue, Reflecting Outperformance by Security Solutions and Official Launch of TSA PreCheck® Program
•Expanded Gross Margin by 303 Basis Points Year-over-Year to 36.0%; Excluding Stock-Based Compensation and Depreciation and Amortization, Non-GAAP Gross Margin Expanded by 684 Basis Points to 41.5%
•Generated $0.8 Million of Cash Flow From Operations
•Raises Full-Year Outlook on All Metrics
Ashburn, Virginia, November 9, 2023 – Telos Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security-conscious organizations, today announced financial results for the third quarter 2023.
“We executed well in the third quarter, delivering results above the high end of our guidance ranges on all key metrics, expanding gross margin 303 basis points compared to the third quarter of 2022 and returning to positive cash flow from operations,” said John B. Wood, chairman and CEO, Telos. “I am also pleased that we achieved the formal launch of our TSA PreCheck program. Our performance and risk reduction year-to-date, as well as an improved outlook on key programs across the portfolio, have enabled us to again raise our full-year outlook on all metrics.”

Third Quarter 2023 Financial Highlights
	3Q 2023	3Q 2022
	(in millions, except per share data)
Revenue	$36.2	$63.6
Gross Profit	$13.0	$20.9
Gross Margin	36.0%	32.9%
Non-GAAP Gross Profit [1]	$15.0	$22.1
Non-GAAP Gross Margin [1]	41.5%	34.7%
GAAP Net Loss	$(8.7)	$(8.5)
Adjusted Net (Loss)/Income [1]	$(4.7)	$6.9
EBITDA[1]	$(6.5)	$(7.3)
Adjusted EBITDA[1]	$(1.3)	$8.6
Adjusted EBITDA Margin[1]	(3.5%)	13.5%
GAAP EPS	$(0.12)	$(0.13)
Adjusted EPS [1]	$(0.07)	$0.10
Weighted-average Shares of Common Stock Outstanding	69.6	67.5
Cash Flow from Operations	$0.8	$12.0
Free Cash Flow [1]	$(3.0)	$8.4
1 Non-GAAP Gross Profit, Non-GAAP Gross Margin, Adjusted Net (Loss)/Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.

Selected Third Quarter Business Highlights:
•Achieved formal launch of the TSA PreCheck program.
◦https://tsaprecheckbytelos.tsa.dhs.gov/
•Awarded Xacta® renewals with key government and commercial customers:
◦Government clients include the National Geospatial-Intelligence Agency, Federal Bureau of Investigation, U.S. State Department, Defense Intelligence Agency, U.S. Social Security Administration, U.S. Environmental Protection Agency, and a classified customer.
◦Commercial customers include Zscaler, EY, stackArmor, and a large confidential customer in the technology sector.
•Achieved renewals for cyber services at the Defense Health Agency, General Services Administration, and U.S. Department of Homeland Security.
•Received a new award for the Telos Automated Message Handling System with the Joint Cryptologic Mission Simulation program through the National Security Agency.
•Received a new contract award in Secure Networks for a new network installation with the U.S. Air Force.

Financial Outlook:
	4Q 2023	Full Year 2023
		Prior	Updated
Revenue	$30 - $34 Million	$122 - $137 Million	$134 - $138 Million
YoY Growth	(37%) - (28%)	(44%) - (37%)	(38%) - (36%)
Adjusted EBITDA[1]	($6.5) - ($4.5) Million	($19) - ($14) Million	($9) - ($7) Million
1Adjusted EBITDA is a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" below.
This guidance consists of forward-looking statements and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause the Company’s actual results to differ materially from these forward-looking statements. Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
Webcast Information
Telos will host a live webcast to discuss its third quarter 2023 financial results at 8:30 a.m. Eastern Time today, November 9, 2023. To access the webcast, visit https://register.vevent.com/register/BIa3c1c9fa2f8f4d45a304c1f14550f273. Related presentation materials will be made available on the Investors section of the Company’s website at https://investors.telos.com. In addition, an archived webcast will be available approximately two hours after the conclusion of the live event on the Investors section of the Company’s website.
Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.

Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.
Non-GAAP Financial Measures
In addition to Telos' results determined in accordance with U.S. GAAP, Telos believes the non-GAAP financial measures of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted Earnings Per Share ("EPS"), Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Free Cash Flow are useful in evaluating operating performance. Telos believes that this non-GAAP financial information, when taken collectively with GAAP results, may be helpful to readers of the financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.
Telos believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net(Loss)/Income and Adjusted EPS provide the Board, management and investors with a clear representation of the Company’s core operating performance and trends, provide greater visibility into the long-term financial performance of the Company, and eliminate the impact of items that do not relate to the ongoing operating performance of the business. Further, Adjusted EBITDA and Adjusted EBITDA Margin are used by the Board and management to prepare and approve the Company’s annual budget, and to evaluate the performance of certain management personnel when determining incentive compensation. Non-GAAP Gross Profit and Non-GAAP Gross Margin provide management and investors a clear representation of the core economics of gross profit and gross margin without the impact of non-cash expenses and sunk costs expended. Telos uses Free Cash Flow to understand the cash flows that directly correspond with our operations and the investments the Company must make in those operations, using a methodology that combines operating cash flows and capital expenditures. Further, Free Cash Flow may be useful to management and investors in evaluating the Company's operating performance and liquidity. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS, Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Free Cash Flow are supplemental measures of operating performance that are not made under GAAP and do not represent, and should not be considered as an alternative to, Net Income/(Loss), Net Income/(Loss) Margin, Earnings per Share, Gross Profit, Gross Margin, or Net Cash Flows provided by/(used in) operating activities, as determined by GAAP.
The Company defines EBITDA as net (loss)/income, adjusted for non-operating (income)/expense, interest expense, provision for/(benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense and restructuring expenses. The Company defines EBITDA Margin, as EBITDA as a percentage of total revenue. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Net Income/(Loss) as net income/(loss), adjusted for non-operating (income)/expense, stock-based compensation expense and restructuring expenses. The Company defines Adjusted EPS as Adjusted Net Income/(Loss) divided by the weighted-average number of common shares outstanding for the period. The Company defines Non-GAAP Gross Profit as gross profit, adjusted for stock-based compensation expense and depreciation and amortization charged under cost of sales. The Company defines Non-GAAP Gross Margin as Non-GAAP Gross Profit as a percentage of total revenue. Free Cash Flow is defined as net cash provided by/(used in) operating activities, less purchases of property and equipment, and capitalized software development costs.

EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS, Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS, Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Free Cash Flow each does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash and non-cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS, Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income/(Loss), Adjusted EPS, Non-GAAP Gross Profit, Non-GAAP Gross Margin nor Free Cash Flow should be considered as a replacement for Gross Profit, Gross Margin, Net Income/ (Loss), Net Income/(Loss) Margin, Earnings per Share, or Net Cash Flows Provided by Operating Activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.
About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

	(in thousands, except per share amounts)
Revenue – services	$34,385	$55,305	$94,866	$153,683
Revenue – products	1,801	$8,288	9,453	15,861
Total revenue	36,186	63,593	104,319	169,544
Cost of sales – services (exclusive of depreciation and amortization shown separately below)	20,683	36,555	58,613	97,311
Cost of sales – products (exclusive of depreciation and amortization shown separately below)	545	5,902	4,561	10,886
Depreciation and amortization	1,945	191	2,291	602
Total cost of sales	23,173	42,648	65,465	108,799
Gross profit	13,013	20,945	38,854	60,745
Selling, general and administrative expenses
Sales and marketing	1,728	3,042	5,164	13,035
Research and development	3,154	3,981	8,633	13,900
General and administrative	17,824	22,706	57,187	72,997
Total selling, general and administrative expenses	22,706	29,729	70,984	99,932
Operating loss	(9,693)	(8,784)	(32,130)	(39,187)
Other income	1,222	518	5,367	648
Interest expense	(178)	(181)	(611)	(558)
Loss before income taxes	(8,649)	(8,447)	(27,374)	(39,097)
Provision for income taxes	(23)	(8)	(68)	(133)
Net loss	$(8,672)	$(8,455)	$(27,442)	$(39,230)

Net loss per share:
Basic	$(0.12)	$(0.13)	$(0.40)	$(0.58)
Diluted	$(0.12)	$(0.13)	$(0.40)	$(0.58)

Weighted-average shares outstanding:
Basic	69,571	67,493	69,062	67,641
Diluted	69,571	67,493	69,062	67,641

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2023	December 31, 2022

	(in thousands, except per share and share data)
Assets:
Cash and cash equivalents	$99,953	$119,305
Accounts receivable, net	25,424	40,069
Inventories, net	984	2,877
Prepaid expenses	8,102	4,819
Other current assets	1,750	893
Total current assets	136,213	167,963
Property and equipment, net	3,390	4,787
Finance lease right-of-use assets, net	6,917	7,832
Operating lease right-of-use assets, net	274	341
Goodwill	17,922	17,922
Intangible assets, net	38,984	37,415
Other assets	1,038	1,137
Total assets	$204,738	$237,397
Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and other accrued liabilities	$7,457	$22,551
Accrued compensation and benefits	12,593	8,388
Contract liabilities	5,775	6,444
Finance lease obligations – current portion	1,695	1,592
Operating lease obligations – current portion	224	361
Other financing obligations – current portion	—	1,247
Other current liabilities	1,839	4,919
Total current liabilities	29,583	45,502
Finance lease obligations – non-current portion	9,965	11,248
Operating lease liabilities – non-current portion	65	27
Other financing obligations – non-current portion	—	7,211
Deferred income taxes	795	758
Other liabilities	309	297
Total liabilities	40,717	65,043
Stockholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 69,623,209 shares and 67,431,632 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	108	106
Additional paid-in capital	431,784	412,708
Accumulated other comprehensive income	(24)	(55)
Accumulated deficit	(267,847)	(240,405)
Total stockholders’ equity	164,021	172,354
Total liabilities and stockholders’ equity	$204,738	$237,397

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

	(in thousands)
Cash flows from operating activities:
Net loss	$(8,672)	$(8,455)	$(27,442)	$(39,230)
Adjustments to reconcile net loss to cash flows from operations:
Stock-based compensation	5,218	15,836	22,462	48,843
Depreciation and amortization	3,215	1,517	6,336	4,427
Deferred income tax provision	13	—	37	25
Accretion of discount in acquisition holdback	—	13	2	36
Loss on disposal of fixed assets	—	1	1	2
Provision for doubtful accounts	11	31	128	97
Amortization of debt issuance costs	16	—	51	—
Gain on early extinguishment of other financing obligations	—	—	(1,427)	—
Changes in other operating assets and liabilities:
Accounts receivable	8,855	(339)	14,517	8,763
Inventories	782	(1,046)	1,893	(3,429)
Prepaid expenses, other current assets, other assets	(661)	838	(4,106)	(2,486)
Accounts payable and other accrued payables	(8,687)	2,068	(14,942)	2,635
Accrued compensation and benefits	2,731	(48)	2,496	371
Contract liabilities	(363)	2,153	(670)	571
Other current liabilities	(1,612)	(583)	(2,703)	(507)
Net cash provided by/(used in) operating activities	846	11,986	(3,367)	20,118
Cash flows from investing activities:
Capitalized software development costs	(3,762)	(3,446)	(11,960)	(8,580)
Purchases of property and equipment	(80)	(174)	(350)	(815)
Net cash used in investing activities	(3,842)	(3,620)	(12,310)	(9,395)
Cash flows from financing activities:
Payments under finance lease obligations	(405)	(373)	(1,180)	(1,083)
Payment of tax withholding related to net share settlement of equity awards	(92)	(249)	(1,676)	(3,135)
Repurchase of common stock	—	(5,000)	(139)	(7,603)
Payment of DFT holdback amount	—	—	(564)	—
Payments for debt issuance costs	—	—	(114)	—
Net cash used in financing activities	(497)	(5,622)	(3,673)	(11,821)
Net change in cash, cash equivalents, and restricted cash	(3,493)	2,744	(19,350)	(1,098)
Cash, cash equivalents, and restricted cash, beginning of period	103,581	122,720	119,438	126,562
Cash, cash equivalents, and restricted cash, end of period	$100,088	$125,464	$100,088	$125,464

NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of Net Loss to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(8,672)	(24.0) %	$(8,455)	(13.3) %	$(27,442)	(26.3) %	$(39,230)	(23.1) %
Other income	(1,222)	(3.4) %	(518)	(0.8) %	(5,367)	(5.1) %	(648)	(0.4) %
Interest expense	178	0.5%	181	0.3%	611	0.6%	558	0.3%
Provision for income taxes	23	0.1%	8	— %	68	0.1%	133	0.1%
Depreciation and amortization	3,215	8.9%	1,517	2.4%	6,336	6.0%	4,427	2.6%
EBITDA (Non-GAAP)	(6,478)	(17.9) %	(7,267)	(11.4) %	(25,794)	(24.7) %	(34,760)	(20.5) %
Stock-based compensation expense (1)	5,218	14.4%	15,836	24.9%	22,462	21.5%	48,843	28.8%
Restructuring expenses (2)	—	— %	—	— %	1,197	1.2%	—	— %
Adjusted EBITDA (Non-GAAP)	$(1,260)	(3.5) %	$8,569	13.5%	$(2,135)	(2.0) %	$14,083	8.3%
(1) The stock-based compensation adjustment to EBITDA is made up of stock-based compensation expense for the awarded restricted stock units (“RSUs”), performance-based restricted stock units (“PSUs”) and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $5.2 million and $18.6 million for the three and nine months ended September 30, 2023, respectively, and $16.1 million and $46.8 million for the three and nine months ended September 30, 2022, respectively. No stock-based compensation from other sources was recorded for the three months ended September 30, 2023, while $3.8 million was recorded for the nine months ended September 30, 2023. Stock-based compensation (adjustment)/expense from other sources was $(0.3) million and $2.0 million for the three and nine months ended September 30, 2022, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted EBITDA.
(2) The restructuring expenses to EBITDA include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Net Loss to Non-GAAP Adjusted Net (Loss)/Income and Adjusted EPS
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
	Amount	Earnings Per Share	Amount	Earnings Per Share	Amount	Earnings Per Share	Amount	Earnings Per Share

	(in thousands, except per share data)
Net loss	$(8,672)	$(0.12)	$(8,455)	$(0.13)	$(27,442)	$(0.40)	$(39,230)	$(0.58)
Adjustments:
Other income	(1,222)	(0.02)	(518)	(0.01)	(5,367)	(0.08)	(648)	(0.01)
Stock-based compensation expense (1)	5,218	0.07	15,836	0.24	22,462	0.33	48,843	0.72
Restructuring expenses (2)	—	—	—	—	1,197	0.02	—	—
Adjusted net (loss)/income, Adjusted EPS (Non-GAAP)	$(4,676)	$(0.07)	$6,863	$0.10	$(9,150)	$(0.13)	$8,965	$0.13
Weighted-average shares of common stock outstanding, basic	69,571		67,493		69,062		67,641
(1) The stock-based compensation adjustment to net (loss)/income is made up of stock-based compensation expense for the awarded RSUs, PSUs and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $5.2 million and $18.6 million for the three and nine months ended September 30, 2023, respectively, and $16.1 million and $46.8 million for the three and nine months ended September 30, 2022, respectively. No stock-based compensation from other sources was recorded for the three months ended September 30, 2023, while $3.8 million was recorded for the nine months ended September 30, 2023. Stock-based compensation/(adjustment)/expense from other sources was $(0.3) million and $2.0 million for the three and nine months ended September 30, 2022, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted Net (Loss)/Income.
(2) The restructuring expenses to net loss include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Gross Profit to Non-GAAP Gross Profit; Gross Margin to Non-GAAP Gross Margin
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Gross profit	$13,013	36.0%	$20,945	32.9%	$38,854	37.2%	$60,745	35.8%
Adjustments:
Stock-based compensation expense — cost of sales	73	0.2%	929	1.5%	624	0.6%	2,798	1.6%
Depreciation and amortization — cost of sales	1,945	5.3%	191	0.3%	2,291	2.2%	602	0.4%
Non-GAAP gross profit	$15,031	41.5%	$22,065	34.7%	$41,769	40.0%	$64,145	37.8%

Free Cash Flow
	For the Three Months Ended		For the Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

	(in thousands)
Net cash provided by/(used in) operating activities	$846	$11,986	$(3,367)	$20,118
Adjustments:
Purchases of property and equipment	(80)	(174)	(350)	(815)
Capitalized software development costs	(3,762)	(3,446)	(11,960)	(8,580)
Free cash flow (Non-GAAP)	$(2,996)	$8,366	$(15,677)	$10,723